                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 27
Dividend Reinvestment Plan....................... 28

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:
    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:

    - Investing for the long-term

    - Basing investment decisions on sound research

    - Building a diversified portfolio

    - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory
Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory
Corp.

Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999

                                  [BAR GRAPH]

97Q3                                                                              4.0
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VKS)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1).............  (15.30%)
One-year total return based on NAV(2)......................   (6.35%)

 DISTRIBUTION RATES
Distribution rate as a % of closing common stock
price(3)...................................................    6.71%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................   10.48%

 SHARE VALUATIONS
Net asset value............................................   $13.14
Closing common stock price.................................  $11.625
One-year high common stock price (11/02/98)................  $14.750
One-year low common stock price (10/26/99).................  $11.000
Preferred share (Series A) rate(5).........................   3.380%
Preferred share (Series B) rate(5).........................   3.450%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.
(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

We recently spoke with representatives of the adviser of the Van Kampen Strategic Sector Municipal Trust about the key events and economic forces that shaped the markets during the past year. Timothy D. Haney, portfolio manager, has managed the Trust since 1996 and worked in the investment industry since 1988. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
     The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A We took advantage of the general market price declines to enhance the current income potential and tax management of the Trust. We sold some of our holdings at a capital loss to offset some of the gains we had earned early in 1999. This allowed us to avoid the need to distribute taxable capital gains to shareholders this year. We replaced these bonds with longer-maturity, higher-yielding issues, which protected the Trust's income stream. The new bonds also had better protection against bond calls.
    As a consequence of this strategy, there was an increase in the portfolio's duration, or sensitivity to interest-rate changes. We feel that this will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A We continually looked for the bonds that we felt represented the best values compared with the other offerings in the marketplace. In general, the most attractive bonds were the ones that, going forward, we felt would be in greatest demand by retail investors. That often involved selling the holdings that provided the most in-demand coupon rate by investors (which varied as interest rates increased) and replacing them with other issues that appeared to be undervalued. For example, we sought bonds issued in states where heavy supply had temporarily suppressed prices. During the last year, we found attractive issues that met this criteria in states like New York, Colorado, and Michigan. When we correctly anticipated an increase in demand, this strategy contributed to the Trust's total return. For additional Fund portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the Trust's increased duration. In addition, the Trust's leverage component hurt its performance during the period.
Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases during the reporting period. For the one-year period ended October 31, 1999, the Trust returned -15.30 percent(1) based on market price. This reflects a decrease in market price from $14.5625 per share on October 31, 1998, to $11.6250 per share on October 31, 1999.
    On the positive side, the dividend remained unchanged during the past 12 months. The monthly federally tax-exempt dividend of $0.065 per share translates to a distribution rate of 6.71 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a taxable yield of 10.48 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.
    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

[SIG]
Timothy Haney

Portfolio Manager

[SIG]
Peter Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
Health Care                                                                 21.8                               25.0
General Purpose                                                             18.3                               17.3
Industrial Revenue                                                           9.8                                8.3
Retail Elec/Gas/Teleph                                                       9.0                                8.4
Public Education                                                             8.0                                7.3

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
JANUARY 1993 THROUGH OCTOBER 1999
                                  [LINE GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Jan 1993                                                                   15.13                              13.96
                                                                           15.13                              14.53
                                                                           14.25                              14.16
                                                                           14.25                              14.30
                                                                           14.13                              14.32
                                                                           14.50                              14.72
                                                                           14.25                              14.74
                                                                           14.75                              15.03
                                                                           14.75                              15.31
Oct 1993                                                                   14.63                              15.25
                                                                           13.63                              14.87
                                                                           14.25                              15.11
                                                                           14.50                              15.27
                                                                           13.38                              14.57
                                                                           12.63                              13.34
                                                                           12.38                              13.26
                                                                           13.00                              13.36
                                                                           12.38                              13.22
                                                                           12.38                              13.43
                                                                           12.13                              13.36
                                                                           11.63                              12.95
Oct 1994                                                                   10.75                              12.28
                                                                           11.25                              11.68
                                                                           10.88                              12.26
                                                                           11.75                              12.78
                                                                           12.38                              13.50
                                                                           12.25                              13.47
                                                                           12.25                              13.31
                                                                           11.75                              13.74
                                                                           11.63                              13.33
                                                                           11.63                              13.45
                                                                           11.63                              13.52
                                                                           11.63                              13.54
Oct 1995                                                                   11.88                              13.72
                                                                           12.00                              14.18
                                                                           12.00                              14.07
                                                                           12.25                              14.18
                                                                           12.50                              13.94
                                                                           11.88                              13.43
                                                                           11.25                              13.25
                                                                           11.50                              13.13
                                                                           11.63                              13.23
                                                                           11.75                              13.39
                                                                           11.88                              13.29
                                                                           11.75                              13.55
Oct 1996                                                                   11.75                              13.67
                                                                           11.88                              13.99
                                                                           11.63                              13.78
                                                                           11.75                              13.70
                                                                           12.13                              13.80
                                                                           11.38                              13.45
                                                                           11.88                              13.54
                                                                           12.00                              13.77
                                                                           12.56                              13.93
                                                                           13.19                              14.48
                                                                           13.13                              14.14
                                                                           12.94                              14.32
Oct 1997                                                                   12.75                              14.35
                                                                           13.19                              14.39
                                                                           13.13                              14.62
                                                                           13.63                              14.73
                                                                           13.56                              14.65
                                                                           13.19                              14.58
                                                                           13.13                              14.35
                                                                           12.94                              14.63
                                                                           13.31                              14.60
                                                                           13.44                              14.57
                                                                           13.56                              14.82
                                                                           13.88                              14.98
Oct 1998                                                                   14.56                              14.82
                                                                           14.00                              14.80
                                                                           13.94                              14.75
                                                                           13.69                              14.92
                                                                           13.88                              14.72
                                                                           13.69                              14.64
                                                                           13.63                              14.63
                                                                           13.00                              14.39
                                                                           13.00                              13.95
                                                                           12.56                              13.92
                                                                           12.44                              13.61
                                                                           11.63                              13.47
Oct 1999                                                                   11.63                              13.14

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF OCTOBER 31, 1999
                                  [PIE CHART]

                                   AAA/Aaa            AA/Aa              A/A             BBB/Baa            BB/Ba
                                   -------            -----              ---             -------            -----
As of October 31, 1999                62.3              8.10              5.40              19.1              3.0

                                  Non-Rated
                                  ---------
As of October 31, 1999                2.10

AS OF OCTOBER 31, 1998
                                  [PIE CHART]

                                   AAA/Aaa            AA/Aa              A/A             BBB/Baa            BB/Ba
                                   -------            -----              ---             -------            -----
As of October 31, 1998              56.30             13.20             5.80              21.40             1.20

                                  Non-Rated
                                  ---------
As of October 31, 1998              2.10

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY

FOR THE PERIOD ENDED OCTOBER 31, 1999

                                  [BAR GRAPH]

                                                                             DISTRIBUTIONS
                                                                             -------------
'Nov 1998'                                                                        .0650
'Dec 1998'                                                                        .0650
'Jan 1999'                                                                        .0650
'Feb 1999'                                                                        .0650
'Mar 1999'                                                                        .0650
'Apr 1999'                                                                        .0650
'May 1999'                                                                        .0650
'Jun 1999'                                                                        .0650
'Jul 1999'                                                                        .0650
'Aug 1999'                                                                        .0650
'Sep 1999'                                                                        .0650
'Oct 1999'                                                                        .0650

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  100.6%
         ALABAMA  1.9%
$5,000   Alabama Wtr Pollutn Ctl Auth Revolving
         Fund Ln Ser A (AMBAC Insd)............    5.000%     08/15/15    $  4,510,350
                                                                          ------------
         CALIFORNIA  15.6%
 3,330   Anaheim, CA Ctfs Partn Anaheim Mem
         Hosp Assn Rfdg (AMBAC Insd)...........    5.000      05/15/13       3,149,547
 1,500   California Hlth Fac Fin Auth Rev
         Cedars Sinai Med Ctr Ser A............    6.125      12/01/19       1,482,840
 3,000   California Hlth Fac Fin Auth Rev
         Kaiser Permanente Med Cent (c)........    5.450      10/01/13       2,911,350
 6,420   California Pollutn Ctl Fin Auth
         Pollutn Ctl Rev Pacific Gas & Elec Co
         Ser B (MBIA Insd).....................    6.350      06/01/09       6,837,942
   915   California Rural Home Mtg Fin Auth
         Single Family Mtg Rev Ser C (GNMA
         Collateralized).......................    7.800      02/01/28       1,007,598
10,000   California Statewide Cmntys Dev Auth
         Rev Ctfs Partn Insd Children's Hosp
         Rfdg (MBIA Insd) (d)..................    4.750      06/01/21       8,375,400
 5,000   Foothill/Eastern Trans Corridor Agy CA
         Toll Rd Rev Conv Rfdg.................    *          01/15/20       2,658,050
 2,000   Los Angeles Cnty, CA Pub Wks (FSA
         Insd).................................    5.500      10/01/18       1,932,620
 3,000   Orange Cnty, CA Recovery Ser A Rfdg
         (MBIA Insd)...........................    6.000      06/01/08       3,230,040
 2,000   Paramount, CA Redev Agy Tax Alloc
         Redev Proj Area No 1 Rfdg (MBIA
         Insd).................................    6.250      08/01/23       2,044,720
 1,865   Santa Clara Cnty, CA Fin Auth Lease
         Rev Multi Fac Projs Ser B (AMBAC
         Insd) (c).............................    5.500      05/15/08       1,895,139
 1,000   Santa Clara Cnty, CA Fin Auth Lease
         Rev Multi Facs Projs Ser B (AMBAC
         Insd) (c).............................    5.500      05/15/09       1,011,620
 1,330   Temple City, CA Uni Sch Dist Cap
         Apprec Ser A (FGIC Insd)..............    *          08/01/16         497,553
                                                                          ------------
                                                                            37,034,419
                                                                          ------------
         COLORADO  4.2%
 1,000   Arapahoe Cnty, CO Cap Impt Trust Fund
         Hwy Rev E-470 Proj Ser B (Prerefunded
         @ 08/31/05)...........................    7.000      08/31/26       1,135,410
 1,875   Colorado Hsg Fin Auth Multi-Family Hsg
         Insd Mtg Ser A........................    6.800      10/01/37       1,963,669
 1,500   Colorado Hsg Fin Auth Single Family
         Pgm Sr
         Ser C1................................    7.550      11/01/27       1,636,680

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         COLORADO (CONTINUED)
$1,475   Colorado Hsg Fin Auth Single Family
         Pgm Sr Ser F..........................    8.625%     06/01/25    $  1,548,440
 3,415   Denver, CO City & Cnty Arpt Rev Ser
         B.....................................    6.900      11/15/00       3,497,711
 1,000   E-470 Pub Hwy Auth CO Rev Cap Apprec
         Sr Ser B (MBIA Insd)..................    *          09/01/22         246,860
                                                                          ------------
                                                                            10,028,770
                                                                          ------------
         CONNECTICUT  1.4%
 1,500   Mashantucket Western Pequot Tribe CT
         Spl Rev Ser A, 144A - Private
         Placement (b).........................    6.400      09/01/11       1,543,650
 1,500   Mashantucket Western Pequot Tribe CT
         Spl Rev Ser A, 144A - Private
         Placement (Prerefunded @ 09/01/07)
         (b)...................................    6.400      09/01/11       1,656,690
                                                                          ------------
                                                                             3,200,340
                                                                          ------------
         GEORGIA  2.7%
 3,000   Atlanta, GA Spl Purp Fac Rev Delta
         Airls Ser B...........................    7.900      12/01/18       3,065,910
 1,425   Georgia Muni Elec Auth Pwr Rev Ser A
         Rfdg (FGIC Insd)......................    5.500      01/01/12       1,424,259
 2,000   Georgia Muni Elec Auth Pwr Rev Ser Z
         Rfdg (FGIC Insd)......................    5.500      01/01/12       1,998,960
                                                                          ------------
                                                                             6,489,129
                                                                          ------------
         ILLINOIS  5.7%
 2,060   Alton, IL Hosp Fac Rev Saint Anthony's
         Hlth Cent Rfdg........................    5.875      09/01/06       2,049,515
 3,000   Chicago, IL Midway Arpt Rev Ser C
         (MBIA Insd)...........................    5.500      01/01/24       2,833,320
 2,000   Chicago, IL O'Hare Intl Arpt Spl Fac
         Rev United Airls Proj Ser B...........    5.200      04/01/11       1,824,160
 4,500   Chicago, IL O'Hare Intl Arpt Spl Fac
         Rev American Airls Inc Proj Ser A.....    7.875      11/01/25       4,688,820
 1,635   Cook Cnty, IL Sch Dist 100 Berwyn
         South Rfdg (FSA Insd).................    8.100      12/01/15       2,037,635
                                                                          ------------
                                                                            13,433,450
                                                                          ------------
         INDIANA  3.2%
 1,000   East Chicago, IN Solid Waste Disp Rev
         USG Corp Proj.........................    6.375      08/01/29         948,350
 3,000   Kokomo, IN Hosp Auth Hosp Rev Saint
         Joseph Hosp & Hlth Cent Rfdg..........    6.000      08/15/02       3,082,110
 2,000   Kokomo, IN Hosp Auth Hosp Rev Saint
         Joseph Hosp & Hlth Cent Rfdg..........    6.250      08/15/05       2,104,920

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         INDIANA (CONTINUED)
$  990   La Porte Cnty, IN Hosp Auth Hosp Fac
         Rev La Porte Hosp Inc Rfdg............    5.900%     03/01/01    $  1,001,820
   540   La Porte Cnty, IN Hosp Auth Hosp Fac
         Rev La Porte Hosp Inc Rfdg............    6.000      03/01/02         551,043
                                                                          ------------
                                                                             7,688,243
                                                                          ------------
         IOWA  2.2%
 5,000   Muscatine, IA Elec Rev Rfdg (AMBAC
         Insd).................................    6.125      01/01/12       5,151,200
                                                                          ------------
         KANSAS  2.2%
 5,000   Burlington, KS Pollutn Ctl Rev KS Gas
         & Elec Co Proj Rfdg (MBIA Insd).......    7.000      06/01/31       5,253,600
                                                                          ------------
         LOUISIANA  1.7%
 2,000   New Orleans, LA Rfdg (FGIC Insd)......    5.500      12/01/21       1,912,520
 1,000   New Orleans, LA Rfdg (FGIC Insd)......    4.750      12/01/26         815,860
 1,250   Saint Charles Parish, LA Pollutn Ctl
         Rev LA Pwr & Lt Co Proj (FSA Insd)....    7.500      06/01/21       1,323,825
                                                                          ------------
                                                                             4,052,205
                                                                          ------------
         MARYLAND  5.9%
 1,275   Baltimore, MD Ctfs Partn Brd of Edl
         Admin Proj Ser A Rfdg (MBIA
         Insd) (c).............................    5.000      04/01/15       1,168,359
 1,000   Maryland St Econ Dev Corp Student Hsg
         Rev Collegiate Hsg Towson Ser A.......    5.750      06/01/29         891,180
 6,325   Maryland St Hlth & Higher Edl Fac Auth
         Rev Greater Baltimore Med Cent Rfdg
         (FGIC Insd)...........................    5.000      07/01/13       5,945,184
 6,270   Maryland St Hlth & Higher Edl Fac Auth
         Rev Subn Hosp Rfdg (AMBAC Insd).......    5.000      07/01/13       5,893,486
                                                                          ------------
                                                                            13,898,209
                                                                          ------------
         MASSACHUSETTS  1.6%
 1,775   Massachusetts Muni Whsl Elec Co Pwr
         Supply Sys Rev Ser B Rfdg.............    6.750      07/01/05       1,882,743
 1,705   Massachusetts St Hlth & Edl Fac Auth
         Rev Vly Regl Hlth Sys Ser C Rfdg
         (Connie Lee Insd).....................    7.000      07/01/09       1,907,588
                                                                          ------------
                                                                             3,790,331
                                                                          ------------
         MICHIGAN  6.1%
 1,250   Avondale, MI Schl Dist Rfdg (AMBAC
         Insd).................................    4.750      05/01/22       1,045,575
 2,745   Michigan Muni Bond Auth Rev St
         Revolving Fund........................    5.400      10/01/14       2,637,533
 2,000   Michigan St Hosp Fin Auth Rev Detroit
         Med Cent Oblig Ser A..................    5.250      08/15/28       1,562,640

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
$1,500   Michigan St Hsg Dev Auth Multi Family
         Rev...................................    6.250%     08/01/39    $  1,474,785
 2,000   Michigan St Strategic Fd Ltd Oblig Rev
         Detroit Edison Co Ser A Rfdg (MBIA
         Insd).................................    5.550      09/01/29       1,827,840
 7,000   Wayne Charter Cnty, MI Arpt Rev (MBIA
         Insd).................................    5.000      12/01/28       5,853,680
                                                                          ------------
                                                                            14,402,053
                                                                          ------------
         MISSISSIPPI  1.8%
 1,990   Mississippi Home Corp Single Family
         Rev Mtg Ser C (GNMA Collateralized)...    7.600      06/01/29       2,183,866
   920   Mississippi Home Corp Single Family
         Rev Mtg Ser D (GNMA Collateralized)...    8.100      12/01/24       1,000,270
   990   Mississippi Home Corp Single Family
         Rev Mtg Ser F (GNMA Collateralized)...    7.550      12/01/27       1,087,544
                                                                          ------------
                                                                             4,271,680
                                                                          ------------
         MISSOURI  1.7%
   250   Missouri St Hlth & Edl Fac Auth Hlth
         Fac Rev...............................    6.250      02/15/11         247,085
   515   Missouri St Hlth & Edl Fac Auth Hlth
         Fac Rev (Prerefunded @ 02/15/06)......    6.250      02/15/11         556,463
 1,000   Missouri St Hlth & Edl Fac Auth Rev
         BJC Hlth Sys..........................    5.000      05/15/28         842,050
   775   Missouri St Hsg Dev Comm Mtg Rev
         Single Family Ln Ser A (GNMA
         Collateralized).......................    7.200      09/01/26         824,701
 1,625   West Plains, MO Indl Dev Auth Hosp Rev
         Ozarks Med Ctr........................    6.750      11/15/24       1,560,601
                                                                          ------------
                                                                             4,030,900
                                                                          ------------
         NEVADA  0.8%
 1,925   Nevada Hsg Div Single Family Pgm Ser E
         (FHA Gtd).............................    6.900      10/01/11       1,982,038
                                                                          ------------

         NEW JERSEY  3.2%
 2,000   New Jersey Econ Dev Auth Dist Heating
         & Cooling Rev Trigen Trenton Ser A....    6.200      12/01/10       1,982,500
 2,000   New Jersey Econ Dev Auth Spl Fac Rev
         Continental Airls Inc Proj............    6.250      09/15/29       1,869,620
 2,500   New Jersey Econ Dev Auth Wtr Facs Rev
         NJ American Wtr Co Inc Proj Ser A
         (FGIC Insd)...........................    6.875      11/01/34       2,684,475
 1,275   New Jersey Hlth Care Fac Fin Auth Rev
         Barnabas Hlth Ser C Rfdg (MBIA
         Insd) (c).............................    5.250      07/01/18       1,159,829
                                                                          ------------
                                                                             7,696,424
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK  12.5%
$1,000   New York City Indl Dev Agy Civic Fac
         Rev Touro College Proj Ser A..........    6.350%     06/01/29    $    944,710
 2,520   New York City Ser B (Prerefunded @
         08/15/04).............................    7.250      08/15/19       2,820,384
 5,000   New York City Ser B1 (Prerefunded @
         08/15/04).............................    7.000      08/15/16       5,542,850
     5   New York City Ser C...................    7.250      08/15/24           5,212
 5,960   New York City Ser C (Prerefunded @
         08/15/01).............................    7.250      08/15/24       6,273,198
 2,000   New York City Ser G...................    5.750      02/01/14       1,975,880
 3,820   New York St Dorm Auth Lease Rev Muni
         Hlth Fac Impt Ser 1 (FSA Insd)........    4.750      01/15/29       3,096,072
 4,355   New York St Dorm Auth Rev Court Fac
         Lease Ser A...........................    5.500      05/15/10       4,318,810
   595   New York St Med Care Fac Fin Agy Rev
         Mental Hlth Svcs Fac Impt Ser B.......    7.625      08/15/17         634,163
 4,350   Triborough Brdg & Tunl Auth NY Rev
         Genl Purp Ser A Rfdg..................    5.000      01/01/12       4,119,711
                                                                          ------------
                                                                            29,730,990
                                                                          ------------
         NORTH CAROLINA  0.3%
 2,500   University of NC Chapel Hill Rev Util
         Sys Rfdg..............................    *          08/01/20         719,750
                                                                          ------------

         OHIO  4.3%
 1,000   Akron, OH Ctfs Partn Akron Muni
         Baseball Stadium Proj (a).............  0/6.500      12/01/07         945,980
 1,000   Cleveland, OH Arpt Spl Rev Continental
         Airls Inc Proj........................    5.375      09/15/27         832,560
 1,000   Delaware Cnty, OH Hlthcare Fac Rev Mtg
         Centrum at Willow Brook (FHA Gtd).....    6.550      02/01/35       1,037,040
 2,045   Marion Cnty, OH Hosp Impt Rev Cmnty
         Hosp Rfdg.............................    6.000      05/15/05       2,091,360
 1,000   Miami Cnty, OH Hosp Fac Rev Upper Vly
         Med Cent Ser C Rfdg & Impt............    6.000      05/15/06       1,009,700
 1,300   Montgomery Cnty, OH Hosp Rev Grandview
         Hosp & Med Cent Rfdg..................    5.500      12/01/10       1,196,000
 2,950   Ohio Hsg Fin Agy Mtg Rev (GNMA
         Collateralized).......................    6.050      09/01/17       2,986,787
                                                                          ------------
                                                                            10,099,427
                                                                          ------------
         OKLAHOMA  1.1%
 2,750   Shawnee, OK Hosp Auth Hosp Rev
         Mid-America Hlthcare Inc Rfdg.........    6.125      10/01/14       2,640,852
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         PENNSYLVANIA  10.9%
$1,000   Allegheny Cnty, PA Indl Dev Auth Rev
         Environmental Impt USX Corp Proj
         Rfdg..................................    6.100%     07/15/20    $    939,580
 3,000   Delaware Cnty, PA Auth Hlth Care Rev
         Mercy Hlth Corp Southeastn Ser B
         (Prerefunded @ 11/15/05)..............    6.000      11/15/07       3,193,560
 6,000   Pennsylvania Intergovtl Coop Auth Spl
         Tax Rev City of Philadelphia Fdg Pgm
         (Prerefunded @ 06/15/03) (FGIC
         Insd).................................    5.350      06/15/07       6,171,660
10,000   Pennsylvania St Ctfs Partn Ser A Rfdg
         (AMBAC Insd)..........................    5.400      07/01/09       9,980,600
 4,325   Philadelphia, PA Hosps & Higher Edl
         Auth Fac Hosp Rev Rfdg................    6.350      07/01/07       4,690,246
 1,000   Philadelphia, PA Sch Dist Ser A (MBIA
         Insd).................................    4.750      04/01/27         818,390
                                                                          ------------
                                                                            25,794,036
                                                                          ------------
         TEXAS  4.1%
 3,000   Brazos River Auth TX Rev Houston Inds
         Inc Proj Ser D Rfdg (MBIA Insd).......    4.900      10/01/15       2,668,680
 3,000   Harris Cnty, TX Toll Road Sr Lien Rfdg
         (AMBAC Insd)..........................    4.950      08/15/06       3,012,660
 2,000   Houston, TX Arpt Sys Rev Spl Fac
         Continental Airls Ser B...............    6.125      07/15/17       1,871,720
 1,000   Matagorda Cnty, TX Navigation Dist 1
         Houston Ltg Pwr Co (AMBAC Insd).......    5.125      11/01/28         857,900
 1,090   San Antonio, TX Arpt Sys Rev Rfdg
         (AMBAC Insd)..........................    7.375      07/01/13       1,199,937
                                                                          ------------
                                                                             9,610,897
                                                                          ------------
         UTAH  2.9%
 3,000   Intermountain Pwr Agy UT Pwr Supply
         Rev Ser B Rfdg (MBIA Insd)............    5.750      07/01/19       2,915,460
 3,000   Salt Lake City, UT Arpt Rev Delta
         Airls Inc Proj........................    7.900      06/01/17       3,065,580
   910   Utah St Hsg Fin Agy Single Family Mtg
         Sr Ser D2 (FHA Gtd)...................    6.850      07/01/25         930,894
                                                                          ------------
                                                                             6,911,934
                                                                          ------------
         WASHINGTON  2.6%
 1,000   Grant Cnty, WA Pub Util Dist Number
         002 Wanapum Hydro Elec Rev Ser B Rfdg
         (MBIA Insd)...........................    5.375      01/01/18         915,300
 2,030   Washington St Pub Pwr Supply Sys
         Nuclear Proj No 3 Rev Ser C Rfdg (MBIA
         Insd).................................    *          07/01/13         917,946

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         WASHINGTON (CONTINUED)
$3,380   Washington St Pub Pwr Supply Sys
         Nuclear Proj No 3 Rev Ser C Rfdg (MBIA
         Insd).................................    *          07/01/15    $  1,320,059
 3,000   Washington St Ser B...................    5.500%     05/01/18       2,887,170
                                                                          ------------
                                                                             6,040,475
                                                                          ------------
TOTAL INVESTMENTS  100.6%
  (Cost $230,752,186).................................................     238,461,702
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%).........................      (1,505,345)
                                                                          ------------
NET ASSETS  100.0%....................................................    $236,956,357
                                                                          ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Securities Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $230,752,186).......................    $238,461,702
Receivables:
  Investments Sold..........................................       5,401,679
  Interest..................................................       4,350,717
Other.......................................................          10,802
                                                                ------------
      Total Assets..........................................     248,224,900
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      10,380,577
  Custodian Bank............................................         312,287
  Income Distributions--Common and Preferred Shares.........         184,401
  Investment Advisory Fee...................................         131,292
  Administrative Fee........................................          30,298
  Affiliates................................................          17,089
Trustees' Deferred Compensation and Retirement Plans........         106,736
Accrued Expenses............................................         105,863
                                                                ------------
      Total Liabilities.....................................      11,268,543
                                                                ------------
NET ASSETS..................................................    $236,956,357
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $25,000 per share)........................................    $ 95,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................         108,067
Paid in Surplus.............................................     149,167,283
Net Unrealized Appreciation.................................       7,709,516
Accumulated Undistributed Net Investment Income.............         798,217
Accumulated Net Realized Loss...............................     (15,826,726)
                                                                ------------
      Net Assets Applicable to Common Shares................     141,956,357
                                                                ------------
NET ASSETS..................................................    $236,956,357
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($141,956,357 divided
  by 10,806,700 shares outstanding).........................    $      13.14
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 14,053,582
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,620,151
Administrative Fee..........................................         373,881
Preferred Share Maintenance.................................         256,903
Custody.....................................................          19,128
Trustees' Fees and Related Expenses.........................          15,972
Legal.......................................................          13,576
Other.......................................................         227,287
                                                                ------------
    Total Expenses..........................................       2,526,898
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 11,526,684
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ (1,246,122)
  Options...................................................          83,445
                                                                ------------
Net Realized Loss...........................................      (1,162,677)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      24,815,534
  End of the Period
    Investments.............................................       7,709,516
                                                                ------------
Net Unrealized Depreciation During the Period...............     (17,106,018)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(18,268,695)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (6,742,011)
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                      Year Ended         Year Ended
                                                   October 31, 1999   October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $ 11,526,684       $ 11,799,953
Net Realized Gain/Loss............................     (1,162,677)           861,705
Net Unrealized Appreciation/Depreciation
  During the Period...............................    (17,106,018)         4,184,127
                                                     ------------       ------------
Change in Net Assets from Operations..............     (6,742,011)        16,845,785
                                                     ------------       ------------
Distributions from Net Investment Income:
  Common Shares...................................     (8,428,611)        (8,428,547)
  Preferred Shares................................     (3,036,827)        (3,351,758)
                                                     ------------       ------------
Total Distributions...............................    (11,465,438)       (11,780,305)
                                                     ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (18,207,449)         5,065,480
NET ASSETS:
Beginning of the Period...........................    255,163,806        250,098,326
                                                     ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $798,217
  and $736,971, respectively).....................   $236,956,357       $255,163,806
                                                     ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                    ---------------------------------------
                                           1999       1998           1997
---------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)......................  $ 14.821        $ 14.352        $13.669
                                    --------        --------        -------
  Net Investment Income...........     1.067           1.092          1.096
  Net Realized and Unrealized
    Gain/Loss.....................    (1.691)           .467           .675
                                    --------        --------        -------
Total from Investment
  Operations......................    (0.624)          1.559          1.771
                                    --------        --------        -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders...      .780            .780           .780
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......      .281            .310           .308
  Distributions from Net Realized
    Gain:
    Paid to Common Shareholders...       -0-             -0-            -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......       -0-             -0-            -0-
                                    --------        --------        -------
Total Distributions...............     1.061           1.090          1.088
                                    --------        --------        -------
Net Asset Value, End of the
  Period..........................  $ 13.136        $ 14.821        $14.352
                                    ========        ========        =======
Market Price Per Share at End of
  the Period......................  $ 11.625        $14.5625        $12.750
Total Investment Return at Market
  Price (b).......................   (15.30%)         20.97%         15.55%
Total Return at Net Asset
  Value (c).......................    (6.35%)          8.91%         11.01%
Net Assets at End of the Period
  (In millions)...................  $  237.0        $  255.2        $ 250.1
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**........................     1.64%           1.62%          1.65%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...............     5.50%           5.35%          5.67%
Portfolio Turnover................       39%             18%            23%
*  Non-Annualized
** Ratio of Expenses to Average
   Net Assets including Preferred
   Shares.........................     1.01%           1.01%          1.01%

(a) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                       January 22, 1993
                                        (Commencement
                                        of Investment
Year Ended October 31,                  Operations) to
--------------------------------------
       1996      1995      1994        October 31, 1993
-------------------------------------------------------
      $13.722   $12.284   $15.253          $13.808
      -------   -------   -------          -------
        1.116     1.147     1.181             .803
        (.065)    1.507    (2.927)           1.329
      -------   -------   -------          -------
        1.051     2.654    (1.746)           2.132
      -------   -------   -------          -------
         .790      .874      .938             .547
         .314      .342      .244             .140
          -0-       -0-      .034              -0-
          -0-       -0-      .007              -0-
      -------   -------   -------          -------
        1.104     1.216     1.223             .687
      -------   -------   -------          -------
      $13.669   $13.722   $12.284          $15.253
      =======   =======   =======          =======
      $11.750   $11.875   $10.750          $14.625
        5.69%    18.79%   (20.83%)           8.26%*
        5.58%    19.39%   (13.59%)          12.82%*
      $ 242.7   $ 243.3   $ 227.7          $ 259.8
        1.67%     1.77%     1.61%            1.49%
        5.91%     6.14%     6.76%            5.97%
          24%       75%      165%             114%*
        1.01%     1.06%      .99%            1.02%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1999
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $15,826,726 which will expire between October 31, 2002 and October 31, 2007.

    At October 31, 1999, for federal income tax purposes the cost of long-term investments is $230,752,186, the aggregate gross unrealized appreciation is $11,579,850 and the aggregate gross unrealized depreciation is $3,870,334, resulting in net unrealized appreciation on long-term investments of $7,709,516.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .15% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $4,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust of which a trustee of the Trust is an affiliated person.

                                October 31, 1999
--------------------------------------------------------------------------------

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $84,300 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $99,912,091 and $99,820,492, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                                October 31, 1999
--------------------------------------------------------------------------------

    Transactions in options for the year ended October 31, 1999, were as follows:

                                                   CONTRACTS   PREMIUM
-----------------------------------------------------------------------
Outstanding at October 31, 1998..................     100      $ 61,690
  Options Written and Purchased (Net)............     200        82,756
  Options Terminated in Closing Transactions
     (Net).......................................    (100)      (33,566)
  Options Expired (Net)..........................    (200)     (110,880)
                                                     ----      --------
Outstanding at October 31, 1999..................     -0-      $    -0-
                                                     ====      ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    For the year ended October 31, 1999, there were no transactions in futures contracts.

5. PREFERRED SHARES
Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged. As of October 31, 1999, the Trust has outstanding 3,800 Auction Preferred Shares ("APS") in two series. Series A contains 2,000 shares while Series B contains 1,800 shares. Dividends are cumulative and the dividend rate for both Series is currently reset every 28 days through an auction process. At October 31, 1999, the average rate in effect was 3.413%. During the year ended October 31, 1999, the rates ranged from 2.970% to 3.600%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

                                October 31, 1999
--------------------------------------------------------------------------------

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Strategic Sector Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Sector Municipal Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP
Chicago, Illinois
December 6, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III*--Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President
and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

  For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
    1) With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                       # OF SHARES
                                                   -------------------
                                                   IN FAVOR   WITHHELD
----------------------------------------------------------------------
Theodore A. Myers................................   2,740       248

    2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Don G. Powell*..................................  8,849,004   155,191
Hugo F. Sonnenschein............................  8,848,812   155,384

The other Trustees of the Trust whose term did not expire in 1999 are David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller and Wayne
W. Whalen.

    3) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 8,813,979 shares voted in favor of the proposal, 51,612 shares voted against and 141,592 shares abstained.

* On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.